UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2005

SCS Transportation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4435 Main Street, Suite 930, Kansas City, Missouri		64111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-960-3664

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 29, 2005, SCS Transportation, Inc. (NASDAQ: SCST) (the Company) entered into Amendment No. 2 to the Senior Notes Master Shelf Agreement with Prudential Investment Management, Inc. and certain of its affiliates and the First Amendment to Restated Agented Revolving Credit Agreement with Bank of Oklahoma, N.A., JP Morgan Chase Bank, N.A., U.S. Bank National Association, Harris Trust and Savings Bank, and LaSalle Bank National Association and Bank of Oklahoma, N.A., as agent for the Banks (the Amendments). The Amendments are attached hereto as Exhibit 10.1 and 10.2 and incorporated by reference into this Item 1.01. The following is a brief description of the Amendments and is qualified in its entirety by reference to the Amendments as attached hereto:

· Allows the Company to acquire its common shares of stock provided that the aggregate acquisition amount does not exceed $25,000,000.

Item 8.01. Other Events.

Attached, as Exhibit 99.1, is a press release disclosing that the Company’s Board of Directors has authorized the repurchase of up to $20 million of the Company’s stock.

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions.
This current report and exhibit contain these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.
Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe" and similar words or expressions are intended to identify forward-looking statements. We use such forward-looking statements regarding our future financial condition and results of operations and our business operations in this release. Investors should not place undue reliance on such forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to, general economic conditions; labor relations; cost and availability of qualified drivers, fuel, purchased transportation and operating assets; governmental regulations, including but not limited to Hours of Service, engine emissions, compliance with recent legislation requiring companies to evaluate their internal control over financial reporting and Homeland Security; dependence on key employees; inclement weather; integration risks; effectiveness of company-specific performance improvement initiatives; competitive initiatives and pricing pressures; terrorism risks; self-insurance claims, equity-based compensation and other expense volatility; the Company's determination from time to time whether to purchase any shares under the repurchase program; and other financial, operational and legal risks and uncertainties detailed from time to time in the Company's SEC filings.

Item 9.01. Financial Statements and Exhibits.

10.1 First Amendment to Restated Agented Revolving Credit Agreement dated as of April 29, 2005, among SCS Transportation, Inc. and Bank of Oklahoma, N.A., JP Morgan Chase Bank, N.A., U.S. Bank National Association, Harris Trust and Savings Bank, and LaSalle Bank National Association and Bank of Oklahoma, N.A., as agent for the Banks and related Ratifications.

10.2 Amendment No. 2 to the Senior Notes Master Shelf Agreement dated as of April 29, 2005 and related Consent

99.1 Press release of SCS Transportation, Inc. dated May 3, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCS Transportation, Inc.

May 5, 2005	By:	James J. Bellinghausen

Name: James J. Bellinghausen
Title: Vice President of Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Restated Agented Revolving Credit Agreement dated as of April 29, 2005, among SCS Transportation, Inc. and Bank of Oklahoma, N.A., JP Morgan Chase Bank, N.A., U.S. Bank National Association, Harris Trust and Savings Bank, and LaSalle Bank National Association and Bank of Oklahoma, N.A., as agent for the Banks and related Ratifications
10.2	Amendment No. 2 to the Senior Notes Master Shelf Agreement dated as of April 29, 2005 and related Consent
99.1	Press release of SCS Transportation, Inc. dated May 3, 2005